SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 6, 2003

Agere Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-16397 (Commission File Number)	22-3746606 (IRS Employer Identification No.)

1110 American Parkway NE Allentown, Pennsylvania (Address of principal executive offices)	18109 (Zip Code)

(610) 712-1000
(Registrant’s Telephone Number)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1	Slides to be presented at the JP Morgan 31st Annual Technology and Telecom Conference on May 6, 2003.

Item 9.	Regulation FD Disclosure.

Item 12.	Results of Operations and Financial Condition.

     On May 6, 2003, Agere Systems will present the slides attached hereto as Exhibit 99.1 at the JP Morgan 31st Annual Technology and Telecom Conference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGERE SYSTEMS INC.

Date: May 6, 2003	By: Name: Title:	/s/ John W. Gamble, Jr. John W. Gamble, Jr. Executive Vice President and Chief Financial Officer